UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
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Exchange Act of 1934 (Amendment No. )

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METHES ENERGIES INTERNATIONAL LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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METHES ENERGIES INTERNATIONAL LTD.

3651 Lindell Road, Suite D-272

Las Vegas, Nevada 89103

(702) 932-9964

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 A.M., EASTERN TIME, THURSDAY, NOVEMBER 5, 2015

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Methes Energies International Ltd, a Nevada corporation (the “Company”), which will be held at 10:00 a.m. Eastern Time on Thursday, November 5, 2015 at 4170 Sladeview Crescent, Unit 5, Mississauga, Ontario, L5L 0A1, Canada to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1.	To elect five directors to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been elected and qualified;

2.	To approve an amendment to our 2012 Equity Incentive Plan increasing the maximum number of shares which may be issued thereunder from 400,000 to 1,400,000.

3.	To obtain advisory approval of the appointment of independent auditors for fiscal year 2015; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record of the Company’s Common Stock at the close of business on September 22, 2015, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting and at any adjournment or postponements thereof.

THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors,

Michel G. Laporte,
Chairman

Las Vegas, Nevada

September 25, 2015

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, November 5, 2015:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at https://www.iproxydirect.com/MEIL.

* * * * * * *

METHES ENERGIES INTERNATIONAL LTD.

3651 Lindell Road, Suite D-272,

Las Vegas, Nevada 89103

(702) 932-9964

PROXY STATEMENT

This Proxy Statement contains information related to the 2015 Annual Meeting of Stockholders (“Meeting”) of Methes Energies International Ltd., a Nevada corporation (“we”, “us”, “our”, “Methes” or the “Company”), to be held at 4170 Sladeview Crescent, Unit 5, Mississauga, Ontario, L5L 0A1 Canada at 10:00 a.m. Eastern Time, Thursday, November 5, 2015, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement, proxy card and a copy of our annual report to stockholders for the year ended November 30, 2014, is September 25, 2015.

Solicitation and Revocation of Proxies

We are furnishing a form of proxy to each stockholder which, in each case, is being solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Meeting. You are requested to complete, date and sign the accompanying proxy and return it to us promptly. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. You have the right to revoke a previously given proxy at anytime by (i) a later dated proxy, (ii) a written revocation sent to and received by our Corporate Secretary prior to the Meeting or (iii) attendance at the Meeting and voting in person.

The entire cost of soliciting these proxies will be borne by us. We may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries for costs incurred in forwarding soliciting materials to their principals. Members of management may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following their solicitation by the Proxy Statement, but will not be separately compensated for such solicitation services.

If your shares are registered directly in your name with Quicksilver Stock Transfer, LLC, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on September 22, 2015 (the “Record Date”), you can vote in person at the Meeting or you can provide a proxy to be voted at the Meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.” If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a “broker non-vote”).

Stockholder’s Voting Rights

Only holders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponements thereof. On the Record Date there were 13,860,431 outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), 21,008 outstanding shares of our Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred”) and 90,814 outstanding shares of our Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series “A-2 Preferred”). As of the Record Date, each share of Common Stock is entitled to one vote, each share of Series A-1 Preferred to approximately 1.20 votes and each share of Series A-2 Preferred to approximately 1.18 votes. In the aggregate, the holders of all classes, voting as a single class, may cast 13,992,800 votes at the Meeting.

A complete list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder at our corporate headquarters, 3651 Lindell Road, Suite D-272, Las Vegas, Nevada 89103, during normal business hours for a period of ten days before the Meeting and at the time and place of the Meeting.

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Our Bylaws provide that the holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. With respect to the election of directors, abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect on the election of directors. With respect to the other matters described herein, abstentions will have the same effect as a vote against such proposals and broker non-votes will be deemed not to have been cast and will have no legal effect on the proposals.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast on the matter at the Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Approval of the amendment to the 2012 Equity Incentive Plan. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Meeting is required to approve the amendment of the 2012 Equity Incentive Plan. An abstention from voting on the approval of the amendment to the plan will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

Advisory approval of the appointment of independent auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Meeting is required to approve the appointment, on an advisory basis, of our independent auditors for the fiscal year ending November 30, 2015. An abstention from voting on the ratification of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages at the Record Date and principal positions of our directors and executive officers.

Name	Age	Position with the Company	Director Since

Michel G. Laporte	52	Chairman, Chief Executive Officer and Treasurer	2007
Han Swoong (Nicholas) Ng	39	President*
Johann (John) Loewen	39	Vice President of Operations*
Edward A. Stoltenberg	76	Chief Financial Officer and Secretary
Afrin Shams	38	Chief Accounting Officer*
Kebir Ratnani	65	Director	2008
John Pappain	77	Director	2012
Perichiyappan Senthilnathan	64	Director	2012
Anthony T. Williams	69	Director	2012

*These officers also hold the same positions at our wholly owned subsidiary, Methes Energies Canada Inc. (“Methes Canada”) and receive all of their cash compensation from that entity.

The principal occupation and business experience for at least the last five years for each director and executive officer is set forth below.

Michel G. Laporte has served as our Chairman, Chief Executive Officer, Treasurer and Secretary since June 2007. Mr. Laporte also served as President, Chief Executive Officer and a director of SunSi Energies Inc., a trichlorosilane producer, from March 2009 to December 2010, and provides ongoing consulting services to World Asset Management Inc. We believe Mr. Laporte is qualified to serve as a director because of his demonstrated leadership skills as our Chief Executive Officer since 2007, his senior executive experience with public corporations and his extensive background and experience in international transactions.

Edward A. Stoltenberg has served as our Chief Financial Officer since November 2011. Prior thereto, and since 1999, Mr. Stoltenberg was a Managing Director of Phoenix Financial Services LLC, an investment banking firm, which provides financial services to middle market public and private companies. From March 2007 to June 2013, Mr. Stoltenberg was a Director of Converted Organics Inc. (now known as Finjan Holdings, Inc.) a manufacturer of organic fertilizer (NASDAQ: FNJN). Mr. Stoltenberg is a certified public accountant. He holds a B.A. from Ohio Wesleyan University and an M.B.A. from the University of Michigan.

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Han Swoong (Nicholas) Ng has served as our President, or that of Methes Canada, of which he is a co-founder, since February 2012. Prior thereto, he served as Director of Business Development for Methes Canada since December 2004. Mr. Ng holds a B.A. from the University of Toronto.

Johann (John) Loewen has served as our Vice President of Operations, or that of Methes Canada, of which he is a co-founder, since February 2012. Prior thereto, Mr. Loewen had been President of Methes Canada since December 2004.

Afrin Shams has served as our Chief Accounting Officer since May 2010. Prior thereto from February 2008, Ms. Shams was a Senior Staff Accountant with Sloan Partners, LLP a Chartered Accounting Firm, where she managed audits, reviews and compilations. From September 2005 to February 1, 2008, she was employed as a staff accountant at Vottero Fremes McGrath Yee, a chartered accounting firm. Ms. Shams is a Chartered Accountant.

Kebir Ratnani has served as a director since 2008. Mr. Ratnani has been a consultant in the energy and oil & gas industry since 2013. Prior to that, he was a Senior Vice President of SNC-Lavalin International, an international engineering and construction group since 2000, where he is responsible for water, energy and infrastructure projects in Africa, the Middle East and Latin America. Mr. Ratnani is a director of Sofame Technologies Inc., a manufacturer of heat recovery equipment, and of SunSi Energies Inc. Mr. Ratnani is qualified to serve as a director because of his extensive business background and his long service in senior executive positions in clean energy and other related industries. In particular, we believe his experience and background in dealing with government agencies in more than 20 countries on energy and waste water projects, his experience in personnel management and his training and experience as a Chemical Engineer has enabled him to make an important contribution to our Board.

John Pappain has served as a director since October 2012. Since 2005, he has been President and Chief Executive Officer of Terrajay Holdings Energy Consultants. Mr. Pappain has created, co-founded, arranged financing and constructed numerous renewable energy production facilities, including the Peel Resource Recovery Inc. Energy from Waste power plant in partnership with the Regional Municipality of Peel and Ontario Hydro, and the Medical Waste Processing Facility, both located in Brampton, Ontario, Canada. Mr. Pappain is qualified to serve as a director because of his experience as a consultant to renewable energy businesses. We believe his experience in financing and constructing renewable energy facilities and his extensive background in dealing with environmental laws will enable him to make an important contribution to our Board.

Perichiyappan Senthilnathan (Senthil) has served as a director since October 2012. Since October 1995 he has been Technical Director for EnviroGem Inc., a provider of environmental solutions and technical services. Mr. Senthilnathan also serves on the Methes International Advisory Board. Mr. Senthilnathan is qualified to serve as a director because of his extensive business background and his experience in environmental businesses. In particular, we believe his experience in biodiesel and glycerin treatment, his training as a Chemical Engineer and his experience with Fortune 500 companies will enable him to make an important contribution to our Board.

Anthony T. Williams has served as a director since October 2012. Since 2002 he has been an independent financial and business consultant. From 2006 until 2007, he served as Chairman of the Board of Anvil Holdings, Inc., a manufacturer of active wear and other apparel which filed a voluntary plan of reorganization under Chapter 11 in 2006. He was President and Chief Operating Officer and Chief Financial Officer of Pillowtex Corporation/Fieldcrest Cannon, a manufacturer of home fashion brands from 2000 to 2002, leading that corporation through bankruptcy reorganization proceedings which commenced in 2000 and from which it emerged in May 2002. He is a Chartered Accountant. Mr. Williams is qualified to serve as a director because of his extensive business background and experience. In particular, we believe that his training and certification as a Chartered Accountant and his experience as a Chief Operating Officer and Chief Financial Officer of major public corporations bring valued knowledge and experience to our Board.

Each of Messrs. Ratnani, Pappain, Senthilnathan and Williams (the “Independent Directors”) qualifies as independent as defined by the independence standards established under the applicable rules of the SEC and NASDAQ Rule 5605(a)(2).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under our bylaws, the number of directors constituting the whole Board may not be less than one or more than ten. Our Board consists of five directors namely, Michel G. Laporte, Kebir Ratnani, John Pappain, Perichiyappan Senthilnathan and Anthony T. Williams. Directors are elected annually at the annual meeting of stockholders to hold office for one year and until their successors are duly elected and qualified or until his or her death, retirement, resignation or removal. Board vacancies resulting from resignations, retirements, removals or newly created seats resulting from an increase in the number of directors, may be filled by a majority vote of the director(s) then in office.

Except as otherwise described herein, the director nominees named below are presently members of the Board. Each director nominee has consented to serve as a director if elected at the Meeting. We do not know of any reason why any director nominee would be unable to serve as a director of Methes. If any director nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that the Board may nominate as a substitute. Proxies cannot be voted for a greater number of persons than the number of nominees shown below.

Nominees standing for election to the Board

Name	Age	Title

Michel G. Laporte	52	Chairman, Chief Executive Officer and Treasurer

Kebir Ratnani	65	Director

John Pappain	77	Director

Perichiyappan Senthilnathan	64	Director

Anthony T. Williams	69	Director

The principal occupation and business experience for at least the last five years for each of the director nominees are set forth above.

The Board Unanimously Recommends A Vote FOR The Election Of The Foregoing Nominees

And Proxies That Are Signed And Returned Will Be So Voted

Unless Otherwise Instructed

* * * * *

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BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our Common Stock by (i) our named executive officer, (ii) each of our directors, (iii) each person we know to beneficially own more than 5% of our outstanding Common Stock and (iv) all directors and executive officers of Methes as a group. All shares of our Common Stock shown in the table reflect sole voting and investment power. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire presently or within 60 days of the Record Date are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder. All percentages computed based on 13,860,431 shares of Common Stock outstanding as of the Record Date.

Name and address of beneficial owner	Common Shares Beneficially Owned		Percent of Common Shares Beneficially Owned

Directors and Named Executive Officers
Michel G. Laporte	821,205	(1)	5.9%
John Pappain	26,518	(2)	*
Kebir Ratnani	52,594	(3)	*
Perichiyappan Senthilnathan	26,518	(4)	*
Anthony T. Williams	23,000	(5)	*

All directors and executive officers as a group(9 persons)	1,971,968	(6)	13.9%

5% Shareholders
Alpha Capital Anstalt Lettstrasse 32, FL-9490 Vaduz, Furstentums, Liechtenstein (7)	919,963		6.6%

*Less than 1%

(1) Includes 52,151 shares of Common Stock underlying options.

(2) Consists of 20,000 shares of Common Stock underlying options and 6,518 shares of Common Stock held by Terrajay Holdings Inc., in which Mr. Pappain holds a controlling interest.

(3) Consists of 52,594 shares of Common Stock underlying options.

(4) Consists of 26,518 shares of Common Stock underlying options.

(5) Includes: (1) 20,000 shares of Common Stock underlying options; (ii) 1,000 shares of Common Stock underlying Class A warrants, each to purchase one share at an exercise price of $7.50; and (iii) 1,000 shares of Common Stock underlying Class B warrants, each to purchase one share at an exercise price of $10.00.

(6) Includes 315,210 shares underlying options and warrants beneficially owned by all directors and executive officers as a group.

(7) Mr. Konrad Ackermann, Director of Alpha Capital Anstalt, has full power and authority over voting and disposing of the shares of Common Stock.

As of the Record Date, we were not aware of any pledges of Common Stock which may at a subsequent date result in a change in control of Methes.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

The Board, acting through the Corporate Governance and Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board. The Corporate Governance and Nominating Committee regularly reviews the composition of the Board in light of changing circumstances, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

The Corporate Governance and Nominating Committee looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Corporate Governance and Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in our industry, technical experience, experience gained in situations comparable to ours and leadership experience.

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Director Independence

In accordance with the listing standards of the NASDAQ, the Board must consist of a majority of independent directors. Each of Messrs. Ratnani, Pappain, Senthilnathan and Williams qualifies as independent as defined by the independence standards established under the applicable rules of the SEC and NASDAQ Rule 5605(a)(2). In making these determinations, the Board reviewed information provided by the directors to us with regard to each director’s business and personal activities as they may relate to us and our management.

Board Meetings

The Board met or acted by unanimous consent 10 times during fiscal 2014. All of the meetings of the Board during the 2014 fiscal year were attended by at least a majority of the directors then in office. None of the directors then in office attended less than 75% of these meetings. Absent special circumstance, each director is expected to attend the Meeting.

Committees of the Board of Directors

The Board has established three standing committees: an audit committee, a compensation committee and a corporate governance and nominating committee. Each committee is made up entirely of independent directors as defined in NASDAQ Rule 5605(a)(2).

Audit Committee. The audit committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. During the 2014 fiscal year, the audit committee met 4 times. Specifically, the audit committee’s responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by the independent auditors;

●	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical accounting policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the report that the SEC requires in our annual proxy statement.

The members of the audit committee consisted of Anthony T. Williams, who serves as chairman of the audit committee, John Pappain and Perichiyappan Senthilnathan. The Board has determined that Mr. Williams will be qualified to be an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and all audit committee members will be qualified to be “independent” for purposes of NASDAQ listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee. The compensation committee assists the Board in determining the development plans and compensation of our officers, directors and employees. The members of the compensation committee consist of Messrs. Pappain, Ratnani and Senthilnathan. During the 2014 fiscal year, no meetings were held by the compensation committee. Specific responsibilities of the compensation committee include the following:

●	approving the compensation and benefits of our executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity and incentive compensation plans.

Corporate Governance and Nominating Committee. The corporate governance and nominating committee will assist the Board by identifying and recommending individuals qualified to become members of the Board. The members of the corporate governance and nominating committee consist of Messrs. Pappain, Ratnani and Senthilnathan. During the 2014 fiscal year, no meetings were held by the corporate governance and nominating committee. Specific responsibilities of this committee include the following:

●	evaluating the composition, size and governance of our Board and its committees and make recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering stockholder nominees to our Board;

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●	reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

●	reviewing and monitoring compliance with our code of ethics and insider trading policy.

We have adopted a charter establishing and governing each of the audit committee, compensation committee and the corporate governance and nominating committee. A copy of each committee’s charter is posted on our website at www.methes.com.

Stockholder Recommendation for Director Nominations

For a director nomination to be properly brought to the Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our corporate secretary. To be timely, such stockholder’s notice must be delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the Meeting, regardless of any postponements, deferrals or adjournments of the Meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the Meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the Meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth (A) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the SEC rules in a Proxy Statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as our director if elected and (B) (i) the name and address, as they appear on our books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such nomination, (ii) the class and number of shares of our stock which are beneficially owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder’s notice and (iii) any financial interest of the stockholder in such nomination.

Communications with Non-Management Members of the Board

Our Corporate Goverance Policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board. When interested third parties have concerns, they may make them known to the non-management directors by calling Stephen A. Zelnick, Esq. of Morse, Zelnick, Rose & Lander, LLP, our Corporate and Securities Counsel, at (212) 838-8040. All such correspondence is provided to the presiding chairman at, or prior to, the next executive session held at a regular Board meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review and Approval of Related Person Transactions

The audit committee reviews statements of related parties required to be disclosed in the proxy statement. In evaluating related person transactions, the audit committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

As required under the audit committee charter, our audit committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Related Person Transactions

In January 2011, Methes borrowed $150,000 from Michel G. Laporte pursuant to a demand note bearing interest at 8% per annum. As of November 30, 2014, the balance owed on this note including interest was approximately $196,000. Mr. Laporte is the Chairman and Chief Executive Officer of Methes. The principal and accrued interest on this outstanding note is not due until April 2016.

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In fiscal year 2013, Methes borrowed a total of $623,000 from Michel G. Laporte pursuant to a demand note bearing interest at 8% per annum. As of November 30, 2014, a total principal amount of $110,000 was repaid and the balance owed on this note including interest was approximately $576,000. The principal and accrued interest on this outstanding note is not due until April 2016.

In fiscal year 2014, Methes borrowed a total of $80,000 from Michel G. Laporte pursuant to a demand note bearing interest at 8% per annum. As of November 30, 2014, and the balance owed on this note including interest was approximately $81,000. The principal and accrued interest on this outstanding note is due on demand.

Director Compensation

The following table presents information relating total compensation for our Independent Directors for the fiscal year ended November 30, 2014.

Name	Fees Earned or Paid in Cash	Option Awards(1)	All Other Compensation	Total
John Pappain (2)	$10,000	$58,435	$—	$68,435
Kebir Ratnani (2)	10,000	58,435	—	68,435
Perichiyappan Senthilnathan (2)	10,000	58,435	—	68,435
Anthony T. Williams (2)	10,000	58,435	—	68,435

(1)	The 2013 expense as calculated for a stock option grant covering 20,000 shares of our Common Stock in accordance with FASB ASC 718.

(2)	At November 30, 2014: (i) Mr. Pappain held an option exercisable for 20,000 shares at an exercise price of $3.94 per share; (ii) Mr. Ratnani held options exercisable for an aggregate of 52,593 shares at exercise prices ranging from $3.84 to $3.94 per share; (iii) Mr. Senthilnathan held options exercisable for an aggregate of 26,518 shares at exercise prices ranging from $3.84 to $3.94 per share; and (iv) Mr. Williams held options exercisable for 20,000 shares at an exercise price of $3.94 per share. The number of shares to be acquired upon exercise assumes that the options were fully exercisable at November 30, 2014.

Limitations of Directors’ Liability and Indemnification

Our articles of incorporation provide that a director will not be personally liable to us or to our stockholders for monetary damages for breach of their fiduciary duty of care as a director, including breaches which constitute gross negligence. This provision does not eliminate or limit the liability of a director:

Our articles of incorporation also provide that we indemnify and hold harmless each of our directors and officers, to the fullest extent authorized by law, against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement), reasonably incurred or suffered by such person in connection their service as our director or officer. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons pursuant to our certificate of incorporation, bylaws or Nevada law, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION

Summary of Compensation

For each of the years ended November 30, 2013 and 2014, Michel G. Laporte, our chairman and chief executive officer, was paid total compensation of $50,000 and no executive officer received compensation in excess of $100,000.

The primary objective of our executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about our mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, we strive to promote an ownership mentality among key leadership and the board of directors.

It is our intention to set total executive cash compensation at levels sufficient to attract and retain a strongly motivated leadership team. Each executive’s current and prior compensation is considered in setting future compensation. In addition, we review the compensation practices of other companies. To some extent, our compensation plan is based on the market and the companies we compete against for executive management. The elements of our proposed compensation plan, base salary, bonus and stock options, are similar to the elements of compensation used by many companies.

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Risks Arising from the Company’s Compensation Policies and Practices

Messrs. Laporte and Ratnani have reviewed our compensation policies and practices, and based on their review, concluded that any risks associated with our compensation programs are not reasonably likely to have a material adverse effect on Methes.

Outstanding Equity Awards at Fiscal-Year End

The following table details all outstanding equity awards held by Mr. Laporte at November 30, 2014:

	Outstanding Equity Awards at Fiscal Year-End
	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)

Michel Laporte	52,151	3.84	12/4/2019	-	-

(1)	Consists of stock option grants awarded under the 2008 Plan at fair market value on the date of grant.

Option Exercises

No options were exercised and no stock was awarded or vested.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the Board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or compensation committee. None of the persons who are members of our compensation committee have ever been employed by us.

Equity Compensation Plan Information

In 2008, our stockholders approved the Amended and Restated Directors, Officers and Employees Stock Option Plan (the “2008 Plan”) providing for the issuance of up to 391,134 shares through grants of incentive and non-qualified stock options, shares of restricted stock and tandem stock appreciation rights (“TSARs”) to our employees, consultants and directors. In 2012, our stockholders approved the 2012 Equity Incentive Plan (the “2012 Plan and, collectively with the 2008 Plan, the “Plans”) providing for the issuance of up to 400,000 shares. The 2012 Plan is identical to the 2008 Plan, except for its name, the number of shares which can be awarded thereunder, and a provision allowing Methes to satisfy TSARs either in cash or shares of common stock. The Plans give our Board the ability to provide incentives to attract and retain the personnel necessary for our success.

A total of 791,134 shares of our Common Stock are reserved for issuance under the Plans. If an award expires or terminates unexercised or is forfeited to us, the shares underlying the option award become available for further awards under the plan. The purpose of the Plans is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen Methes’ ability to attract and retain employees, directors and consultants of high competence, to increase the alignment of interests of such people with those of our stockholders and to help build loyalty to Methes through recognition and the opportunity for stock ownership. The Plans are administered by the compensation committee of the Board and, except as otherwise provided in the Plans, the compensation committee will have complete authority and discretion to determine the terms of awards.

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Eligibility

Under the Plans, incentive stock options may be granted only to employees and non-qualified stock options, TSARs and restricted stock may be granted to employees, directors and consultants.

Amendment of the Plans

Unless terminated earlier, the 2008 Plan will expire in 2018 and the 2012 Plan will expire in 2022. Our Board may amend the Plans, provided that no amendment will be effective without approval of our stockholders if stockholder approval is required to satisfy any applicable statutory or regulatory requirements.

Terms of Options, TSARs and Restricted Stock

The Plans permit the granting of both incentive stock options and nonqualified stock options. Under the terms of the Plans, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Methes’ outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the compensation committee may determine at the time it grants options, but become exercisable immediately on a change of control as defined under the Plans. Shares of restricted stock may be granted under the Plans for such consideration, including promissory notes and services, as may be determined by the Board. Shares of restricted stock may be subject to such forfeiture provisions as are determined by board and may also include restrictions on transferability and repurchase by us.

TSARs may be granted in the discretion of the Board together with incentive and non-qualified stock options. TSARs will expire on the same date as a related option and, if exercised by the holder, will extinguish the equivalent number of options to which they relate. On the exercise of a TSAR, the holder will be entitled to be paid an amount equal to the differential between the fair market value of the number of shares for which the TSAR is exercised and the aggregate exercise price of the options for those shares, provided however that with respect to TSARs under the 2012 Plan, we, in our discretion, may pay that fair market value either in cash or in shares of Common Stock valued at their fair market value on the date of exercise.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Methes or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him or her (a “disqualifying disposition”), he or she will realize no compensation income and any gain or loss that he or she realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a nonqualified stock option.

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to Methes or the grantee. The exercise of a non-qualified stock option will require an employee to include in gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Methes will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. Methes will be entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant, except to the extent that such participant’s total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Code unless any such grant of restricted stock is made pursuant to a performance-based benchmark established by the compensation committee.

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The following table sets forth the information about our Plans as of November 30, 2014:

	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by stockholders	432,034	$3.94	359,100

Equity compensation plans not approved by stockholders (1)	237,694	$3.38	Not Applicable

(1) Consist of compensatory warrants issued to the managing underwriter in our IPO and to the placement agents in our various private placements since our IPO (“Placement Agent Warrants”). See Note 14 to the audited consolidated financial statements included in our annual report to stockholders for the year ended November 30, 2014.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE 2012 EQUITY INCENTIVE PLAN

In 2015 Methes’ Board adopted an amendment to the 2012 Plan, subject to stockholder approval, increasing the number of shares which may be issued thereunder to 1,400,000 (the “Plan Amendment”). The Board determined that the Plan Amendment is in the best interests of Methes and recommends approval by our stockholders. A description of the 2012 Plan is set forth above and a copy of the proposed Plan Amendment is attached as Appendix A to this Proxy Statement.

Background and Reason for the Proposal

As of the Record Date, awards covering 100,000 shares of Common Stock were issued and outstanding under the 2012 Plan leaving 300,000 shares of Common Stock available for future grants. The outstanding awards under the 2012 Plan consist of five separate option grants exercisable for 20,000 shares each, which were made to our Chief Financial Officer and the four independent directors on the Board, each a director nominee for election at the Meeting. Accordingly, the Board believes that the Plan Amendment is necessary to provide us with enough shares to continue our program of equity-based incentive compensation. In order to continue our program of equity-based incentive compensation to attract and retain the personnel necessary for our success and to provide more flexibility to the compensation committee, the Board has approved the Plan Amendment and recommends approval by our stockholders.

If this proposal is approved, the total number of shares of our Common Stock that may be awarded under the 2012 Plan and issued on the exercise of awards would be 1,400,000 shares, subject to adjustments in certain circumstances in accordance with the 2012 Plan. As of the Record Date, the approximate number of employees who were eligible to participate in the 2012 Plan was 13, the approximate number of non-employee board members who were eligible to participate in the 2012 Plan was four and we do not currently have any consultants that we are considering for participation in the 2012 Plan.

The Board of Directors Unanimously Recommends A Vote FOR the Approval of the

Plan Amendment And Proxies That Are Signed And Returned Will Be So Voted

Unless Otherwise Instructed

* * * * *

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PROPOSAL NO. 3

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

MNP LLP (“MNP”) was our independent auditor for the fiscal year ended November 30, 2014. Their audit report appears in our annual report for the fiscal year ended November 30, 2014. A representative of MNP will be at the Meeting, either in person or by conference telephone, and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Sarbanes-Oxley Act of 2002 requires the audit committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. Selection of the independent accountants is not required to be submitted to a vote of our stockholders for approval. However, the Board is submitting this matter to stockholders as a matter of good corporate practice. Our audit committee approved the engagement of MNP as our independent accountants for the fiscal year ending November 30, 2015. If the stockholders fail to approve the selection of MNP, the audit committee will take that into consideration and may retain another firm without re-submitting the matter to the stockholders, to audit our accounts for the 2015 fiscal year. Even if stockholders approve the selection of MNP, the audit committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

The Board Unanimously Recommends a Vote FOR this Proposal

And Proxies That Are Signed And Returned Will Be So Voted

Unless Otherwise Instructed

* * * * *

REPORT OF THE AUDIT COMMITTEE TO THE BOARD

Our audit committee was established to meet with management and our independent accountants, MNP, to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended November 30, 2014, and met with management to discuss such audited financial statements. The Audit Committee has discussed with MNP the matters required to be discussed pursuant to Public Company Accountant Oversight Board Auditing Standard No. 16. The Audit Committee has received the written disclosures and the letter from MNP required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with MNP its independence from Methes and management. MNP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements of Methes for the year ended November 30, 2014 be included in its Annual Report on Form 10-K for the year ended November 30, 2014 for filing with the SEC.

This report is submitted on behalf of the members of the audit committee:

Anthony T. Williams, Chairman

John Pappain

Perichiyappan Senthilnathan

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the audit committee shall not be incorporated by reference into any such filings.

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Principal INDEPENDENT accountant fees and services

Disclosure about Fees

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by MNP for fiscal years 2014 and 2013:

	2014	2013 (1)
Audit fees	$141,071	$128,825
Audit related fees	—	—
Tax fees	—	$3,640
All other fees	—	—
Total fees	$141,071	$132,465

(1) Effective June 1, 2013, our then independent registered public accounting firm, MSCM LLP (“MSCM”) combined its practice (the “Merger”) with MNP. As a result of the Merger, MSCM effectively resigned as our independent registered public accounting firm and MNP, as the successor to MSCM following the Merger, was engaged as our independent registered public accounting firm. Our Audit Committee was notified of the Merger and the effective resignation of MSCM and approved the engagement of MNP.

Audit Fees: This category includes fees for (i) the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q; and (ii) services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees: This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under the caption “Audit Fees.” We did not pay any audit-related fees to MNP for the fiscal years 2014 and 2013.

Tax Fees: This category consists of professional services rendered by MNP for tax compliance, planning, return preparation, research, and advice.

All Other Fees: This category includes the aggregate fees for products that are not reported under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” We did not pay any other fees to MNP for the fiscal years 2014 and 2013.

Audit Committee Pre-Approval Policy

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

ANNUAL REPORT TO STOCKHOLDERS

We have enclosed our 2014 Annual Report for the fiscal year ended November 30, 2014 (“Annual Report”) with this Proxy Statement. The Annual Report includes our audited financial statements for the fiscal year ended November 30, 2014, along with other financial information and management discussion about us, which we urge you to read carefully.

The annual report on Form 10-K for the fiscal year ended November 30, 2014 that we filed with the SEC, is included in the Annual Report, which accompanies this Proxy Statement.

You can also obtain, free of charge, a copy of our annual report on Form 10-K by:

●	accessing the Investor Relations section of our website at http://www.methes.com and clicking on the “SEC Filings” link:

●	writing to:

Methes Energies International Ltd. – Investor Relations

3651 Lindell Road, Suite D-272,

Las Vegas, Nevada 89103; or

●	telephoning us at: (702) 932-9964.

You can obtain a copy of our annual report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s EDGAR database at http://www.sec.gov.

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STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Stockholders interested in presenting a proposal for consideration at the Annual Meeting of Stockholders in 2016 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy materials relating to our 2016 annual meeting of stockholders, all qualified proposals must be received by our Investor Relations Coordinator no later than May 31,2016. A stockholder’s notice must set forth, as to each proposed matter: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-12 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the stockholder proposing such business; (iv) the number of shares of Common Stock which are beneficially owned by such stockholder; (v) a representation that the stockholder is a holder of record of shares of Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the stockholder in such proposal or nomination.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of the Forms 3, 4 and 5 submitted during and with respect to the year ended November 30, 2014, there have been no untimely filings of such required forms.

Other Information

The expenses of preparing and mailing this Proxy Statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for benefical owners of Common Stock.

Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” all of the proposals described in this Proxy Statement.

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s proxy statement or annual report from us directly, please contact us by:

●	writing to:

Methes Energies International Ltd. – Investor Relations

3651 Lindell Road, Suite D-272,

Las Vegas, NV 89103; or

●	telephoning us at: (702) 932-9964.

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OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, November 5, 2015:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at https://www.iproxydirect.com/MEIL.

BY ORDER OF THE BOARD

Michel G. Laporte,
Chairman

Dated: September 25, 2015

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APPENDIX A

AMENDMENT TO THE METHES ENERGIES INTERNATIONAL LTD.

2012 DIRECTORS, OFFICERS AND EMPLOYEES STOCK OPTION PLAN

A. Section 2 of the Methes Energies International Ltd. 2012 Directors, Officers and Employees Stock Option Plan (the “Plan”) is hereby amended and, as amended, shall read as follows:

2. Shares Subject to the Plan. Subject to adjustment as provided below and in Section 9, the shares to be offered under the Plan shall consist of voting Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be 1,400,000 shares. If an option or Performance-Based Award granted under the Plan expires, terminates or is canceled, the unissued shares subject to that option or Performance-Based Award shall again be available under the Plan. If shares awarded as a bonus pursuant to Section 7 or sold pursuant to Section 8 under the Plan are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

B. The foregoing amendment to the Plan shall not take effect until it has been adopted by the Board of Directors of the Company and approved by the Company’s stockholders in accordance with the Company’s bylaws and applicable law.

C. Except as otherwise set forth in this Amendment, the terms and provisions of the Plan shall remain in full force and effect as when originally adopted or as previously amended.

D. Capitalized terms used in this amendment shall have the meaning ascribed to such terms in the Plan.

ANNUAL MEETING OF THE STOCKHOLDERS OF METHES ENERGIES INTERNATIONAL LTD.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of Directors named in the Proxy Statement	☐	☐	
Michel G. Laporte			☐
Kebir Ratnani			☐
John Pappain			☐
Perichiyappan Senthilnathan			☐
Anthony T. Williams			☐

CONTROL ID:
REQUEST ID:

Proposal 2 →	FOR	AGAINST	ABSTAIN
Approval of an amendment to the 2012 Equity Incentive Plan increasing the maximum number of shares which may be issued thereunder from 400,000 to 1,400,000.	☐	☐	☐

Proposal 3 →	FOR	AGAINST	ABSTAIN
Advisory approval of the appointment of Independent Auditors for fiscal year 2015.	☐	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If this Proxy Card contains no specific voting instructions, the shares will be voted FOR Proposal Nos. 1, 2 and 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2015

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)

APPENDIX C

Methes Energies International Ltd.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important